EXHIBIT 24

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

          The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.  The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of November, 2003.

/s/ P. Anthony Ridder	Chairman of the Board
Chief Executive Officer
P. Anthony Ridder	(Principal Executive Officer)

EXHIBIT 24

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

          The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Carlos Abaunza and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.  The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of November, 2003.

/s/ Gary R. Effren	Chief Financial Officer
Senior Vice President
Gary R. Effren	(Principal Financial Officer)

EXHIBIT 24

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

          The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.  The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of November, 2003.

/s/ Carlos Abaunza	Vice President
Controller
Carlos Abaunza	(Principal Accounting Officer)

EXHIBIT 24

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

          The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.  The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of November, 2003.

/s/ Kathleen Foley Feldstein	Director

Kathleen Foley Feldstein

EXHIBIT 24

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

          The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.  The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of November, 2003.

/s/ Thomas P. Gerrity	Director

Thomas P. Gerrity

EXHIBIT 24

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

          The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.  The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of November, 2003.

/s/ Ronald D. Mc Cray	Director

Ronald D. Mc Cray

EXHIBIT 24

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

          The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.  The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of November, 2003.

/s/ Patricia Mitchell	Director

Patricia Mitchell

EXHIBIT 24

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

          The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.  The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of November, 2003.

/s/ M. Kenneth Oshman	Director

M. Kenneth Oshman

EXHIBIT 24

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

          The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.  The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of November, 2003.

/s/ Vasant Prabhu	Director

Vasant Prabhu

EXHIBIT 24

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

          The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.  The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of November, 2003.

/s/ Gonzalo F. Valdes-Fauli	Director

Gonzalo F. Valdes-Fauli

EXHIBIT 24

POWER OF ATTORNEY
KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

          The undersigned, a director and/or officer of Knight-Ridder, Inc. (the “Company”), hereby constitutes and appoints Gary R. Effren and Gordon Yamate, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing of any registration statement to be filed with the Commission under the Securities Act relating to shares of the Company’s Common Stock issued or issuable under the Company’s Compensation Plan for Nonemployee Directors, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such registration statement and any and all amendments (including post-effective amendments) to any such registration statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.  The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 25th day of November, 2003.

/s/ John E. Warnock	Director

John E. Warnock